UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

[Amendment No. 1]

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): August 22, 2011

U. S. RARE EARTHS, INC.

(Exact name of registrant as specified in its charter)

      Nevada

  000-31199

  87-0638338

(State or other jurisdiction

(Commission

(IRS Employer

      of incorporation)

 File Number)

Identification No.)

12 Gunnebo Drive, Lonoke, Arkansas  72086

(Address of principal executive offices)

Registrant's telephone number, including area code:   (501) 676-2994

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

On August 29, 2011, Colorado Rare Earths, Inc. (the “Company”), filed a Current Report on

Form 8-K (the “Initial Form 8-K”) reporting the completion of its acquisition of U.S. Rare Earths, Inc., a private Delaware corporation (“USRE-Delaware”), through the Company’s subsidiary, Seaglass Holding Corp.  Subsequently, the Company changed its corporate name to U.S. Rare Earths, Inc.  This Amendment No. 1 to the Initial Form 8-K amends and supplements the Initial Form 8-K to include financial statements and pro forma financial statements required by Items 9.01(a) and 9.01(b) of

Form 8-K.

The unaudited Pro Forma Consolidated Balance Sheets of the Company and USRE-Delaware as of December 31, 2010 and June 30, 2011, and the unaudited Pro Forma Consolidated Statements of Operations of the Company and USRE-Delaware for the year ended December 31, 2010 and six months ended June 30, 2011, are included as Exhibit 99.2 filed herewith and are hereby incorporated by reference.

Item  2.01   Completion of Acquisition or Disposition of Assets.

On July 18, 2011, the Company entered into an agreement to acquire USRE-Delaware that owned certain mining and/or mineral claims and/or leases located in and around the

 Lemhi Mining District of Idaho and the Montana / Beaverhead District.  On August 22, 2011, the parties to the transaction effected a closing.

The acquisition was structured as a triangular merger whereby USRE-Delaware merged with and into Seaglass Holding Corp. (“Seaglass”), the Company’s wholly owned subsidiary.  Seaglass was the surviving corporate entity as a subsidiary of the Company and USRE-Delaware was dissolved.

Pursuant to the terms of the agreement, USRE-Delaware stockholders exchanged 100% of USRE-Delaware’s outstanding common stock for 5,000,000 unregistered shares of the Company’s authorized, but previously unissued common stock.  The amount of shares issued was negotiated between the parties and represented approximately 25% of the Company’s total outstanding shares immediately following the transaction.  The Company then changed its corporate name to U.S. Rare Earths, Inc.

At the time of the transaction, two principals of USRE-Delaware, Edward F. Cowle and H. Deworth Williams, were principal stockholders of the Company and Mr. Cowle was a director.  Mr. Williams was appointed as a director in November 2011. Each of Messrs. Cowle and Williams owned approximately 19.6% of the Company’s outstanding common shares immediately prior to the acquisition.  Because of the related nature of the parties to the transaction, the Company endeavored to conduct an independent investigation of USRE-Delaware and its properties and research the merits and value of acquiring USRE-Delaware.

The Company’s Chief Executive Officer and director, Michael D. Parnell, oversaw the investigation and consulted with other directors, officers, advisors and principal stockholders not otherwise related to USRE-Delaware.  The Company researched information and documents related to the USRE-Delaware properties and consulted with other persons familiar with the properties and the industry.  Following the review of all available information, the Company determined that the acquisition of USRE-Delaware presented a unique opportunity for the Company and would compliment the claims and leases owned by the Company’s subsidiary, Seaglass.  The Company also believes that the acquisition was accomplished for a fair, negotiated consideration and the acquisition was in the best interest of stockholders.

Business of the Company

The Company is a mineral claims acquisition company.  In December 2010, the Company acquired certain mining and mineral claims and leases located in Gunnison County, Colorado, Freemont County, Colorado and Custer County, Colorado.

The Company also operates through its subsidiaries, Media Depot and Media Max (“Media Group”), a national agency specializing in co-op advertising.  The Media Group offers an array of services ranging from buying and planning media in radio, TV, cable, print or outdoor advertising, to creating print ads and producing electronic commercials.  It also offers a full line of advertising services to manufacturers, distributors and dealers.

Following the acquisition of mineral claims in December 2010, the Company continued to explore the possibility of acquiring additional interest, primarily those with the possibility of deposits of rare earth elements.  Rare earth elements are essential for a diverse and expanding array of high-technology applications and for many current and emerging alternative energy technologies, such as electric vehicles, energy-efficient lighting, and wind power.  Examples of products that use rare earth elements are computer hard drives, smart phones, TV screens and wind turbines.  Rare earth elements are also critical for a number of key defense systems such as lasers, radar, missile-guidance systems and other electronics.

The Company owns a 100% interest in a group of Colorado, unpatented, mineral claims, the Iron Hill Property, located in Gunnison County, and a 100% interest in a group of unpatented mineral claims including the Wet Mountains Property, located in Freemont and Custer Counties.  Management has created an advisory board and is active in exploring possible alternatives of exploiting the company’s mineral assets, including acquiring additional claims.

Item 9.01 Financial Statements and Exhibits

(a)

Financial Statements of Businesses Acquired

The financial statements of USRE-Delaware, a private Delaware corporation, as of December 31, 2010 required by this item are included herewith as Exhibit 99.1 to this Form 8-K/A.

(b)  Pro Forma Financial Information

The unaudited pro forma financial information of the Company and USRE-Delaware, a private Delaware corporation, as of December 31, 2010 and June 30, 2011 required by this item are included herewith as Exhibit 99.2 to this Form 8-K/A.

(d)

Exhibits

99.1

Financial statements of USRE-Delaware a private Delaware corporation, as of December 31, 2010.

99.2

Unaudited pro forma financial statements of the Company and USRE-Delaware, a private Delaware corporation, as of December 31, 2010 and June 30, 2011.

Notes about Forward-looking Statements

Statements contained in this current report that are not historical facts may be considered "forward-looking statements," which term is defined by the Private Securities Litigation Reform Act of 1995.  Forward-looking statements are based on current expectations and the current economic environment.  We caution readers that such forward-looking statements are not guarantees of future performance. Unknown risks and uncertainties as well as other uncontrollable or unknown factors could cause actual results to materially differ from the results, performance or expectations expressed or implied by such forward-looking statements.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COLORADO RARE EARTHS, INC.

Date:   February 3, 2012

By         /S/ MICHAEL D. PARNELL

Michael D. Parnell

CEO